UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 23, 2004

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2004, Genworth Financial, Inc. (“Genworth”) entered into a Consideration Agreement with GE Capital International (Mauritius) (“GECIM”), a subsidiary of General Electric Company (“GE”). The Consideration Agreement sets forth the terms on which Genworth will participate in GE’s previously announced sale (the “GE Sale”) of 60% of its global outsourcing business to an acquisition vehicle owned by funds of General Atlantic Partners, LLC and Oak Hill Capital Partners, L.P. The GE Sale was completed on December 30, 2004. As a result of the GE Sale, GECIM owns 40% of Gecis Global Holdings, a Luxembourg Company (“GGH”), a new entity formed to hold the outsourcing business that was the subject of the GE Sale. Through its subsidiary, GE Financial Assurance Holdings, Inc. (“GEFAHI”), GE also is the beneficial owner of 70.1% of the outstanding common stock of Genworth.

Pursuant to the Consideration Agreement, upon the closing of the GE Sale, (1) we received consideration of $40 million from GECIM, and (2) we entered into an Outsourcing Services Amendment Agreement (the “Service Agreement”) with Gecis International Holdings, Luxembourg, Swiss Branch Zug, a Luxembourg Company and a subsidiary of GGH (“GIH”). Pursuant to Service Agreement, we committed to purchase a minimum volume of services from GIH during an eight-year period. Our minimum volume commitment during each of the first five years of the Service Agreement will be $24 million, and our minimum volume commitment during the sixth, seventh and eighth years will be $18 million, $12 million and $6 million, respectively. In addition, we have agreed (1) to irrevocably waive our rights to acquire certain assets of GE’s global outsourcing business, (2) to irrevocably waive certain non-compete rights with respect to the global outsourcing business and (3) to cause our subsidiaries to enter into new servicing agreements with GIH to replace existing service agreements, subject to the receipt of any required regulatory approvals.

Item 8.01. Other Events.

As part of the consideration for the assets that GEFAHI transferred to Genworth, in connection with Genworth’s corporate reorganization and initial public offering, Genworth issued to GEFAHI a $550 million contingent note (as subsequently amended, the “Contingent Note”). Genworth was required to repay the Contingent Note solely to the extent that statutory contingency reserves from its U.S. mortgage insurance business in excess of $150 million were released and paid to Genworth as a dividend. The release of these reserves and payment of the dividend were subject to statutory limitations, regulatory approvals and other conditions. The Contingent Note provided that Genworth was required to use its reasonable best efforts to achieve the satisfaction of such conditions and to repay the Contingent Note by December 31, 2004. On December 23, 2004, all conditions to the release of such reserves and the payment of such dividend to Genworth were satisfied. As a result, on December 23, 2004, Genworth’s U.S. mortgage insurance business paid a $700 million dividend to Genworth, and Genworth repaid the Contingent Note in full.

From time to time, Genworth expects to grant various awards to its directors and executive officers under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan. Forms of grant award agreements are attached hereto as exhibits and are incorporated herein by reference. In addition, as previously disclosed, for so long as GE owns more than 50% of Genworth’s outstanding common stock, Genworth will be part of the GE group, and some of Genworth’s executive officers will continue to participate in certain benefit plans established and maintained by GE. These benefit plans are identified in Item 9.01 of this current report on Form 8-K and are incorporated herein by reference. Pursuant to the Employee Matters Agreement, dated May 24, 2004, among Genworth, GE, General Electric Capital Corporation, GEI, Inc. and GEFAHI (as previously filed with the Securities and Exchange Commission), Genworth reimburses GE for benefits that GE provides to Genworth’s employees under these benefit plans.

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Item 9.01. Financial Statements and Exhibits.

Number	Description
10.56.1	Form of Deferred Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan.

10.56.2	Form of Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan.

10.56.3	Form of Stock Option Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan.

10.56.4	Form of Stock Appreciation Rights Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan.

10.59.1	General Electric Incentive Compensation Plan, as amended effective July 1, 1991 (Incorporated by reference to Exhibit 10(a) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1991).

10.59.2	General Electric 1991 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(n) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1990).

10.59.3	General Electric 1994 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(o) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1993).

10.59.4	General Electric Leadership Life Insurance Program, effective January 1, 1994 (Incorporated by reference to Exhibit 10(r) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1993).

10.59.5	General Electric 1997 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(t) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1997).

10.59.6	General Electric 1990 Long Term Incentive Plan as restated and amended effective August 1, 1997 (Incorporated by reference to Exhibit 10(u) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1997).

10.59.7	General Electric 2000 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(u) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2000).

10.59.8	General Electric Supplementary Pension Plan, as amended effective July 1, 2000 (Incorporated by reference to Exhibit 10(v) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2000).

10.59.9	Form of GE Executive Life Insurance Agreement provided to GE officers, as revised September 2000 (Incorporated by reference to Exhibit 10(w) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2000).

10.59.10	General Electric 2003 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(x) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2002).

10.59.11	Amendment No. 1 to General Electric 1990 Long Term Incentive Plan as restated and amended effective August 1, 1997 (Incorporated by reference to Exhibit 10(y) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2002).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2004

GENWORTH FINANCIAL, INC.

By:	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller

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EXHIBIT INDEX

Number	Description
10.56.1	Form of Deferred Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan.

10.56.2	Form of Restricted Stock Unit Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan.

10.56.3	Form of Stock Option Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan.

10.56.4	Form of Stock Appreciation Rights Award Agreement under the 2004 Genworth Financial, Inc. Omnibus Incentive Plan.

10.59.1	General Electric Incentive Compensation Plan, as amended effective July 1, 1991 (Incorporated by reference to Exhibit 10(a) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1991).

10.59.2	General Electric 1991 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(n) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1990).

10.59.3	General Electric 1994 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(o) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1993).

10.59.4	General Electric Leadership Life Insurance Program, effective January 1, 1994 (Incorporated by reference to Exhibit 10(r) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1993).

10.59.5	General Electric 1997 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(t) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1997).

10.59.6	General Electric 1990 Long Term Incentive Plan as restated and amended effective August 1, 1997 (Incorporated by reference to Exhibit 10(u) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 1997).

10.59.7	General Electric 2000 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(u) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2000).

10.59.8	General Electric Supplementary Pension Plan, as amended effective July 1, 2000 (Incorporated by reference to Exhibit 10(v) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2000).

10.59.9	Form of GE Executive Life Insurance Agreement provided to GE officers, as revised September 2000 (Incorporated by reference to Exhibit 10(w) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2000).

10.59.10	General Electric 2003 Executive Deferred Salary Plan (Incorporated by reference to Exhibit 10(x) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2002).

10.59.11	Amendment No. 1 to General Electric 1990 Long Term Incentive Plan as restated and amended effective August 1, 1997 (Incorporated by reference to Exhibit 10(y) to General Electric Company’s Annual Report on Form 10-K (Commission file number 1-35) for the fiscal year ended December 31, 2002).

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